SUPPLEMENT TO:

Calvert Variable Series, Inc. (CVS)

Social Balanced Portfolio

Prospectus dated: April 30, 2004

Date of Supplement: June 23, 2004

New Subadvisor for CVS Social Balanced Portfolio:

Effective June 30, 2004, New Amsterdam Partners LLC will manage a portion of the equity assets of CVS Social Balanced Portfolio instead of Brown Capital Management, Inc.

Please note that SSgA Funds Management, Inc. will continue to manage a portion of the equity assets of CVS Social Balanced Portfolio, and Calvert Asset Management Company, Inc. will continue to manage the fixed income portion of the Portfolio.

Please note the following changes in the above prospectus:

Delete all references to Brown Capital Management, Inc. as a Subadvisor for CVS Social Balanced Portfolio throughout the prospectus, including pages 34 and 39 of the Prospectus.

Insert the following under "Subadvisors and Portfolio Managers" on page 39 of the Prospectus:

New Amsterdam Partners LLC; 475 Park Avenue South, 20th Floor, New York, New York 10016, is an advisor registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940.

The portfolio management team is headed by the firm's founder and majority owner, Michelle Clayman, CFA.  Ms. Clayman founded the firm in 1986.  Prior to starting the firm she was employed by Salomon Brothers as a Vice President and Supervisory Analyst in the Equity Research Department.  She holds a degree in Philosophy, Politics and Economics from Oxford and an MBA from Stanford.  She is also an active member of the Society of Quantitative Analysts and the Institute of Chartered Financial Analysts.

Nathaniel Paull, CFA, is a Senior Portfolio Manager who has been a member of the investment team since 1996.  Mr. Paull earned a B.A. in Economics from the University of Hartford and an MBA in Finance from New York University.  Prior to joining the firm, Mr. Paull was a portfolio manager at Brown Brothers Harriman & Co.

The following new language is added to the Corporate Governance and Business Ethics Screen under the Socially Responsible Investment Criteria. Please insert the following under "The Portfolio seeks to invest in companies that:" on page 38 of the Prospectus:

- Have sound corporate governance and business ethics policies and practices, including independent and diverse boards, independent auditors, respect for shareholder rights, and good legal and regulatory compliance records.

Replace the fifth bullet under "The Portfolio seeks to avoid investing in companies that:" on page 38 of the Prospectus with the following:

- Have poor corporate governance or engage in harmful or unethical business practices.

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